                                 FAIRPORT FUNDS
================================================================================
                        Charting A Course You Can Trust
================================================================================

                              INVESTMENT ADVISER:
                            ROULSTON & COMPANY, INC.

Fairport Funds (the "Trust") provides a convenient and economical means of investing in professionally managed portfolios of securities. This Prospectus describes the following portfolios of the Trust (the "Funds"), each of which is a separate diversified portfolio.

                          FAIRPORT MIDWEST GROWTH FUND

                        FAIRPORT GROWTH AND INCOME FUND

                      FAIRPORT GOVERNMENT SECURITIES FUND

This Prospectus provides the information about the Trust and the Funds that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information regarding the Trust and the Funds is included in a Statement of Additional Information dated February 27, 1998, which has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. Copies of the Statement of Additional Information may be obtained without charge by calling 1-800-332-6459 (1-800-3-FAMILY) or by writing to the Trust at 4000 Chester Avenue, Cleveland, Ohio 44103. You may also visit our website at www.Fairport.com. Additionally, the Securities and Exchange Commission maintains a website (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference into this Prospectus, and other information regarding the Trust and its Funds which is filed electronically with the Securities and Exchange Commission.

THE SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, NOR ARE SUCH SHARES FEDERALLY INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.

                       Prospectus dated February 27, 1998

TABLE OF CONTENTS

                                     PAGE
Prospectus Highlights..............  3
Fund Expenses......................  4
Financial Highlights...............  4
The Trust and Its Funds............  8
Investment Objectives and
  Policies.........................  8
Investment Limitations of the
  Funds............................  11
Management of the Trust............  11
How Shares are Valued..............  14
How to Purchase Shares.............  14
How to Redeem Shares...............  16
Exchanges..........................  17
Integrated Voice Response ("IVR")
  System...........................  18
Performance of the Funds...........  18
How the Funds are Taxed............  19
Dividends and Shareholder Taxes....  19
General Information................  20
Description of Permitted
  Investments and Related Risk
  Factors..........................  21

PROSPECTUS HIGHLIGHTS

The following summary provides basic information about Fairport Midwest Growth Fund (the "Midwest Growth Fund"), Fairport Growth and Income Fund (the "Growth and Income Fund") and Fairport Government Securities Fund (the "Government Fund"), (each, a "Fund" and, collectively, the "Funds"). However, the following is only a summary, so please review carefully the remainder of the Prospectus for more information.

INVESTMENT OBJECTIVES OF THE FUNDS
The MIDWEST GROWTH FUND seeks capital appreciation. The Midwest Growth Fund seeks to achieve its objective by investing primarily in equity securities of companies headquartered in the Midwest region of the United States.

The GROWTH AND INCOME FUND seeks capital appreciation and current income. The Growth and Income Fund seeks to achieve its objective by investing primarily in common stocks or securities convertible into common stocks.

The GOVERNMENT FUND seeks current income consistent with preservation of capital. The Government Fund seeks to achieve its objectives by investing primarily in mid- to intermediate term fixed income securities in the high end of the credit spectrum. The Government Fund will invest at least 65% of its total assets in U.S. Government securities.

RISK FACTORS AND SPECIAL CONSIDERATIONS
You should be aware of certain risks and considerations before investing in any of the Funds. Each Fund invests in securities that fluctuate in value; therefore you should expect each Fund's net asset value per share to fluctuate. Since each of the Midwest Growth Fund and Growth and Income Fund invests primarily in common stocks, such Funds are subject to stock market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods. Values of fixed income securities and, correspondingly, of mutual funds invested in such securities, such as the Government Fund, generally vary inversely with interest rates and may be affected by other market and economic factors as well. There is no assurance that the investment objective of any Fund will be achieved. In addition, the Funds, to the extent set forth under "INVESTMENT OBJECTIVES AND POLICIES" and "DESCRIPTION OF PERMITTED INVESTMENTS AND RELATED RISK FACTORS," may engage in the following practices: the use of repurchase agreements, entering into options transactions, purchasing securities on a when-issued or delayed-delivery basis and purchasing noninvestment grade convertible debt securities, variable or floating rate securities, securities restricted as to disposition and foreign securities.

THE INVESTMENT ADVISER
Roulston & Company, Inc. ("Roulston") is the investment adviser ("Adviser" or "Investment Adviser") for each Fund.

THE DISTRIBUTOR
Roulston Research Corp., a wholly-owned subsidiary of Roulston (the "Distributor").

PURCHASES AND REDEMPTIONS
Shares of the Funds are sold and redeemed at their net asset value without any sales load. Each Fund has a minimum initial investment requirement of $250.

Purchases and redemptions may be made on each day the New York Stock Exchange (the "Exchange") is open for regular business (a "Business Day"). Your purchase order will be effective as of the Business Day it is received by the Transfer Agent if the Transfer Agent receives your order and payment by check or wire transfer of funds prior to the earlier of 4:00 p.m. Eastern Time or the close of regular trading on the Exchange (the "Valuation Time") on such Business Day. Redemption orders received by the Transfer Agent prior to the Valuation Time on any Business Day will be effective as of that Business Day. The Funds also offer both a Systematic Investment Plan and a Systematic Withdrawal Plan.

DIVIDENDS AND DISTRIBUTIONS
The Midwest Growth Fund and the Growth and Income Fund intend to declare and pay dividends of net investment income twice per year. The Government Fund's net investment income dividends are declared daily and payable monthly. All Funds will make distributions of capital gains at least annually. You will receive such dividends and distributions in additional shares unless you otherwise elect to take those payments in cash.

THE ADMINISTRATOR AND TRANSFER AGENT
FPS Services, Inc. ("FPS") serves as the Administrator, Transfer Agent, and dividend disbursing agent, and provides certain Fund Accounting and Custody Administration services for each of the Funds.

FUND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES:
Sales Load on Purchases........  None
Sales Load on Reinvested         None
  Dividends....................
Deferred Sales Load............  None
Redemption Fee.................  None, although a wire
                                 redemption charge,
                                 currently $9, is
                                 deducted from the
                                 amount of a Federal
                                 Reserve wire
                                 redemption payment.
Exchange Fee...................  None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):

                        MIDWEST      GROWTH     GOVERNMENT
                        GROWTH     AND INCOME   SECURITIES
                         FUND         FUND         FUND
----------------------------------------------------------
Management Fees After
  Fee Waiver.........     .55%(1)      .49%(1)      .00%(1)
12b-1 Fees...........     .25%         .25%         .25%
Other Expenses After
  Reimbursements.....     .58%         .76%         .65%(1)
                         ----         ----         ----
Total Operating
  Expenses After Fee
  Waivers and/ or
  Expense
 Reimbursements(1)...    1.38%        1.50%         .90%
                         ====         ====         ====

(1) The above table reflects a continuation of the agreement Roulston has made with the Trust to waive all or a portion of its investment advisory fee and to reimburse certain Other Expenses. Such waivers and reimbursements shall continue until further written notice to shareholders to the extent necessary to cause Total Operating Expenses not to exceed: 1.38% for the MIDWEST GROWTH FUND; 1.50% for the GROWTH AND INCOME FUND; and 0.90% for the GOVERNMENT FUND. Absent such fee waivers and expense reimbursements, Management Fees, Other Expenses, and Total Operating Expenses for the fiscal year ended October 31, 1997 would have been: 0.75%, 0.58%, and 1.58%, respectively, for the MIDWEST GROWTH FUND; 0.75%, 0.76%, and 1.76%, respectively, for the GROWTH AND INCOME FUND; and 0.25%, 2.20%, and 2.70%, respectively, for the GOVERNMENT FUND.

Such expenses are illustrated by the following examples. You would pay the following expenses on a $1,000 investment (assuming a 5% annual return and redemption at the end of each period):

                        MIDWEST      GROWTH     GOVERNMENT
                        GROWTH     AND INCOME   SECURITIES
                         FUND         FUND         FUND
----------------------------------------------------------
One Year.............    $ 14         $ 15         $  9
Three Years..........    $ 44         $ 47         $ 29
Five Years...........    $ 76         $ 82         $ 50
Ten Years............    $166         $179         $111

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of these tables is to assist you in understanding the various costs and expenses that you may bear directly or indirectly when you invest in a Fund. As the result of the payment of Rule 12b-1 fees, long-term shareholders may pay more than the maximum front-end sales charge permitted by the Rules of the National Association of Securities Dealers, Inc. Additional information may be found under "MANAGEMENT OF THE TRUST" and "HOW TO PURCHASE SHARES".

FINANCIAL HIGHLIGHTS

The Financial Highlights with respect to the fiscal years ended October 31, 1997, 1996 and 1995, have been audited by Ernst & Young LLP, independent auditors of the Funds. The report of Ernst & Young LLP, together with certain financial statements, are incorporated by reference into the Trust's Statement of Additional Information and may be obtained by shareholders and prospective investors at no cost.

On April 29, 1995, pursuant to an Agreement and Plan of Reorganization and Liquidation, each of the FAIRPORT MIDWEST GROWTH FUND, the FAIRPORT GROWTH AND INCOME FUND and the FAIRPORT GOVERNMENT SECURITIES FUND of the Trust acquired in a tax-free reorganization all of the assets of each of the Roulston Midwest Growth Fund, the Roulston Growth and Income Fund and the Roulston Government Securities Fund (collectively the "Acquired Funds") of The Advisors' Inner Circle Fund, a Massachusetts business trust, respectively, in exchange for the assumption of such Acquired Fund's liabilities and a number of full and fractional shares of the corresponding Fund of the Trust having an aggregate net asset value equal to such Acquired Fund's net assets (the "Reorganization").

The Financial Highlights with respect to the fiscal year ended October 31, 1994 and the period from July 1, 1993 (commencement of operations) through October 31, 1993, were audited by the independent auditors of the Acquired Funds prior to the Reorganization.

The following tables should be read in conjunction with the financial statements and related notes which appear in the 1997 Annual Report to Shareholders.

                                                               FAIRPORT MIDWEST GROWTH FUND
                                            ------------------------------------------------------------------
                                               YEAR         YEAR         YEAR         YEAR          PERIOD
                                              ENDED        ENDED        ENDED        ENDED          ENDED
                                            10/ 31/ 97   10/ 31/ 96   10/ 31/ 95   10/ 31/ 94   10/ 31/ 93 (1)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period......    $ 15.50      $ 13.55      $ 12.27      $ 11.07       $ 10.00
                                              -------      -------      -------      -------       -------
  Income from Investment Operations:
  Net investment income (loss)............      (0.01)        0.02         0.04         0.02          0.01
  Net realized and unrealized gain (loss)
     on investments.......................       4.55         2.16         2.04         1.19          1.07
                                              -------      -------      -------      -------       -------
     Total from investment operations.....       4.54         2.18         2.08         1.21          1.08
                                              -------      -------      -------      -------       -------
  Less Distributions:
  From net investment income..............      (0.01)       (0.03)       (0.04)       (0.01)        (0.01)
  From realized capital gains.............      (1.15)       (0.20)       (0.76)        0.00          0.00
                                              -------      -------      -------      -------       -------
     Total distributions..................      (1.16)       (0.23)       (0.80)       (0.01)        (0.01)
                                              -------      -------      -------      -------       -------
Net Asset Value, end of period............    $ 18.88      $ 15.50      $ 13.55      $ 12.27       $ 11.07
                                              =======      =======      =======      =======       =======
Total Return..............................      31.00%       16.28%       18.17%       10.89%        10.90%**
Ratios/Supplemental Data:
  Net assets, end of period (000).........    $77,017      $57,198      $49,408      $29,688       $ 9,870
  Ratio of expenses to average net assets
     before reimbursement of expenses by
     Adviser..............................       1.58%        1.69%        1.57%        1.54%         2.89%*
     after reimbursement of expenses by
       Adviser............................       1.38%        1.38%        1.41%        1.45%         1.50%*
  Ratio of net investment income to
     average net assets before
     reimbursement of expenses by
     Adviser..............................      (0.25%)      (0.16%)       0.14%        0.08%        (1.11%)*
     after reimbursement of expenses by
       Adviser............................      (0.05%)       0.15%        0.29%        0.17%         0.28%*
  Portfolio turnover......................      41.16%       58.01%       46.51%       77.57%         0.00%
  Average commission rate paid............    $0.0499      $0.0600          N/A          N/A           N/A
--------------------------------------------------------------------------------------------------------------

*    Annualized
**   Not Annualized
N/A Not Applicable; disclosure not required
(1)   Commenced operations on July 1, 1993.

                                                             FAIRPORT GROWTH AND INCOME FUND
                                            ------------------------------------------------------------------
                                               YEAR         YEAR         YEAR         YEAR          PERIOD
                                              ENDED        ENDED        ENDED        ENDED          ENDED
                                            10/ 31/ 97   10/ 31/ 96   10/ 31/ 95   10/ 31/ 94   10/ 31/ 93 (1)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period......    $ 14.22      $ 12.29      $ 10.68      $ 10.36       $ 10.00
                                              -------      -------      -------      -------       -------
  Income from Investment Operations:
  Net investment income (loss)............       0.05         0.13         0.15         0.14          0.04
  Net realized and unrealized gain (loss)
     on investments.......................       4.83         2.04         1.68         0.35          0.36
                                              -------      -------      -------      -------       -------
     Total from investment operations.....       4.88         2.17         1.83         0.49          0.40
                                              -------      -------      -------      -------       -------
  Less Distributions:
  From net investment income..............      (0.09)       (0.14)       (0.12)       (0.14)        (0.04)
  From realized capital gains.............      (1.14)       (0.10)       (0.10)       (0.03)         0.00
                                              -------      -------      -------      -------       -------
     Total distributions..................      (1.23)       (0.24)       (0.22)       (0.17)        (0.04)
                                              -------      -------      -------      -------       -------
Net Asset Value, end of period............    $ 17.87      $ 14.22      $ 12.29      $ 10.68       $ 10.36
                                              =======      =======      =======      =======       =======
Total Return..............................      36.61%       17.77%       17.36%        4.72%         3.98%**
Ratios/Supplemental Data:
  Net assets, end of period (000).........    $30,841      $23,071      $23,082      $18,177       $ 8,716
  Ratio of expenses to average net assets
     before reimbursement of expenses by
     Adviser..............................       1.76%        1.83%        1.79%        1.72%         2.79%*
     after reimbursement of expenses by
       Adviser............................       1.50%        1.50%        1.50%        1.50%         1.50%*
  Ratio of net investment income to
     average net assets before
     reimbursement of expenses by
     Adviser..............................       0.03%        0.58%        0.98%        1.20%         0.10%*
     after reimbursement of expenses by
       Adviser............................       0.29%        0.91%        1.26%        1.42%         1.39%*
  Portfolio turnover......................      42.45%       34.02%       13.36%       35.16%         4.18%
  Average commission rate paid............    $0.0599      $0.0591          N/A          N/A           N/A

--------------------------------------------------------------------------------
*    Annualized
**   Not Annualized
N/A Not Applicable; disclosure not required
(1)   Commenced operations on July 1, 1993.

                                                      FAIRPORT GOVERNMENT SECURITIES FUND
                                            --------------------------------------------------------
                                              YEAR       YEAR       YEAR       YEAR        PERIOD
                                             ENDED      ENDED      ENDED      ENDED        ENDED
                                            10/31/97   10/31/96   10/31/95   10/31/94   10/31/93 (1)
----------------------------------------------------------------------------------------------------
  Net Asset Value, beginning of period....  $  9.75    $  9.84    $  9.03    $ 10.20      $ 10.00
                                            -------    -------    -------    -------      -------
Income from Investment Operations:
  Net investment income (loss)............     0.49       0.49       0.49       0.43         0.15
  Net realized and unrealized gain (loss)
     on investments.......................     0.15      (0.05)      0.81      (1.17)        0.16
                                            -------    -------    -------    -------      -------
     Total from investment operations.....     0.64       0.44       1.30      (0.74)        0.31
                                            -------    -------    -------    -------      -------
  Less Distributions:
  From net investment income..............    (0.49)     (0.53)     (0.49)     (0.42)       (0.11)
  From realized capital gains.............     0.00       0.00       0.00      (0.01)        0.00
                                            -------    -------    -------    -------      -------
     Total distributions..................    (0.49)     (0.53)     (0.49)     (0.43)       (0.11)
                                            -------    -------    -------    -------      -------
Net Asset Value, end of period............  $  9.90    $  9.75    $  9.84    $  9.03      $ 10.20
                                            =======    =======    =======    =======      =======
Total Return..............................     6.76%      4.58%     14.76%     (7.24%)       3.04%**
Ratios/Supplemental Data:
  Net assets, end of period (000).........  $ 4,411    $ 5,752    $ 8,647    $ 7,614      $ 5,829
  Ratio of expenses to average net assets
     before reimbursement of expenses by
     Adviser..............................     2.70%      2.05%      2.16%      1.80%        2.78%*
     after reimbursement of expenses by
       Adviser............................     0.90%      0.90%      0.90%      0.90%        0.90%*
  Ratio of net investment income to
     average net assets before
     reimbursement of expenses by
     Adviser..............................     3.23%      3.78%      3.89%      3.88%        2.29%*
     after reimbursement of expenses by
       Adviser............................     5.03%      4.93%      5.16%      4.78%        4.17%*
  Portfolio turnover......................    21.01%     21.23%      1.28%     24.14%       24.53%
  Average commission rate paid............      N/A        N/A        N/A        N/A          N/A

--------------------------------------------------------------------------------
*    Annualized
**   Not Annualized
N/A Not Applicable; disclosure not required
(1)   Commenced operations on July 1, 1993.

THE TRUST AND ITS FUNDS

In order to provide you with a variety of mutual funds with different investment objectives, the Trust offers shares of the Midwest Growth Fund, the Growth and Income Fund and the Government Fund, each of which is a diversified Fund of the Trust, and which may be referred to individually as a "Fund" and collectively as the "Funds." Of course, there can be no guarantee that any Fund will achieve its investment objectives.

INVESTMENT OBJECTIVES AND POLICIES

MIDWEST GROWTH FUND
The Midwest Growth Fund seeks, as its investment objective, capital appreciation.

Under normal circumstances, the Fund invests as fully as practicable in common stocks, but may also invest in rights and debt securities and preferred stocks convertible into common stocks (together with common stocks, "equity securities") and in warrants to acquire such equity securities. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of companies headquartered in the states or areas bordering the Great Lakes; that is, Ohio, Michigan, Indiana, Illinois, Western New York, Western Pennsylvania, Wisconsin and Minnesota (the "Midwest"). Roulston, as the Fund's investment adviser, generally selects for investment by the Fund common stocks that Roulston's research indicates represent high investment potential and/or value for the Fund. Roulston does not necessarily consider dividend income when selecting common stocks for the Fund.
===================================================
                     THE MIDWEST GROWTH FUND SEEKS CAPITAL
                        APPRECIATION, PRIMARILY THROUGH
                         INVESTMENTS IN COMMON STOCKS.
===================================================

Roulston, as investment adviser to the Midwest Growth Fund, selects convertible securities primarily upon its evaluation that the underlying common stocks meet the criteria for selection of common stocks as described above. The Fund intends to invest in convertible debt securities which are primarily investment grade (i.e., rated within the four highest rating categories of a nationally recognized statistical rating organization ("NRSRO"), e.g., Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc., ("Moody's") or, if unrated, are deemed to be of comparable quality to securities so rated). The Fund, however, may invest up to 5% of its net assets in noninvestment grade convertible debt securities rated no lower than B by an appropriate NRSRO or in unrated securities which are deemed by Roulston to be of comparable quality. Noninvestment grade securities are commonly referred to as high yield or high risk securities. High yield, high risk securities generally have more risk than higher quality securities and are subject to more credit risk, including risk of default, and volatility than higher quality securities. In addition, such securities may have less liquidity and experience more price fluctuation than higher quality securities. For a further discussion of convertible debt securities rated B by an NRSRO, please see "Risk Factors" below.

Any of the Midwest Growth Fund's assets not invested in equity securities are invested in certain money market instruments ("Money Market Instruments") which consist of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by domestic and foreign branches of U.S. commercial banks or savings and loan associations and domestic branches of foreign banks, having net assets of at least $10 billion as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories assigned by at least one NRSRO or, if unrated, are of comparable quality at the time of purchase as determined by Roulston; variable amount master demand notes; repurchase agreements involving such securities; and shares of other investment companies holding themselves out as money market funds. Please see Appendix "A" to the Statement of Additional Information for a description of the applicable NRSRO ratings.

GROWTH AND INCOME FUND
The Growth and Income Fund seeks, as its investment objectives, capital appreciation and current income.

Under normal market conditions, the Fund invests as fully as practicable in common stocks of U.S. issuers but may also invest in warrants, rights and debt securities and pre-ferred stocks convertible into common stocks, which are rated at the time of purchase in one of the four highest rating categories by an NRSRO (or if not rated, deemed by Roulston to be of comparable quality to securities so rated), and U.S. dollar denominated securities of foreign issuers, including American Depository Receipts ("ADRs"). In addition, up to 5% of the Fund's net assets may be invested in noninvestment grade convertible debt securities rated no lower than B by an appropriate NRSRO or in unrated securities which are deemed by Roulston to be of comparable quality. The risks of investment in such securities are described above under "Midwest Growth Fund."

Roulston, as the Growth and Income Fund's investment adviser, generally selects for investment by the Fund common stocks that pay dividends and that Roulston's research indicates represent potential value upon consideration of relative price/earnings multiples, price to book value and/or price/earnings ratios.
===================================================
                    THE GROWTH AND INCOME FUND SEEKS CAPITAL
                   APPRECIATION AND CURRENT INCOME, PRIMARILY
                     THROUGH INVESTMENTS IN COMMON STOCKS.
===================================================

Any of the Growth and Income Fund's assets not invested in the securities listed above are invested in Money Market Instruments.

GOVERNMENT FUND
The Government Fund seeks, as its investment objective, current income consistent with preservation of capital.

The Fund invests at least 65% of its total assets in direct obligations issued by the U.S. Treasury; separately traded component parts of U.S. Treasury obligations, transferable only through the Federal Reserve's book entry system and which are a part of the U.S. Government's STRIPs program; obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities; and repurchase agreements involving any of the foregoing securities. The Fund may also invest up to 5% of its net assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities which are "mortgage-related" securities, meaning that they represent an interest in an underlying pool of mortgages.
===================================================
                    THE GOVERNMENT FUND SEEKS CURRENT INCOME
                  CONSISTENT WITH THE PRESERVATION OF CAPITAL.
===================================================

The remaining assets of the Government Fund may be invested in any of the following: domestic corporate fixed income securities rated in one of the two highest rating categories by at least one NRSRO or, if unrated, are of comparable quality at the time of purchase as determined by Roulston; variable amount master demand notes; short-term bank obligations, including certificates of deposit, time deposits and bankers' acceptances, of domestic and foreign branches of U.S. commercial banks or savings and loan institutions and domestic branches of foreign banks, with assets of at least $10 billion as stated on their most recently published financial statements; U.S. dollar denominated securities issued or guaranteed by supranational entities, foreign governments, their political subdivisions, agencies or instrumentalities; and repurchase agreements involving such securities.

The Government Fund expects to maintain a dollar-weighted average portfolio maturity of three to ten years. Within this range, Roulston will maintain a relatively even distribution of maturities among the Fund's holdings.

IN GENERAL
Each Fund generally will purchase only those securities that are traded in the United States or Canada on registered exchanges or the over-the-counter markets, including established dealer markets. Each of the Midwest Growth Fund and the Growth and Income Fund, however, may invest up to 5% of their respective net assets in equity securities that are restricted as to their resale as described more fully below.

Each of the Funds may purchase securities on a when-issued or delayed-delivery basis, may invest in variable and floating rate instruments, may purchase securities of other investment companies, and may purchase and sell options on securities or market indices and may write covered-call options (for hedging purposes only). For more information regard-ing such investment techniques, please see "Risk Factors" and "DESCRIPTION OF PERMITTED INVESTMENTS AND RELATED RISK FACTORS" below.

For temporary defensive purposes, when Roulston determines that market conditions warrant, each Fund may invest up to 100% of its assets in cash and Money Market Instruments. To the extent a Fund is so invested, that Fund may not achieve its investment objective or objectives.

RISK FACTORS
Each Fund's shares will fluctuate in value. An investment in any of the Funds may be more suitable for long-term investors who can bear the risk of short-term fluctuations in value.

Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time, and therefore the net asset value of a Fund investing in such securities to fluctuate. There is the risk that stock prices in general will decline over short or even extended periods of time. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

The market value of a Fund's fixed income investments will also change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities are also subject to greater price fluctuations as a result of changes in interest rates. Changes by an NRSRO in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect a Fund's net asset value.
===================================================
AN INVESTMENT IN ANY OF THE FUNDS MAY BE MORE SUITABLE FOR LONGER-TERM INVESTORS
           WHO CAN BEAR THE RISK OF SHORT-TERM FLUCTUATIONS IN VALUE.
===================================================
Convertible debt securities which are rated B by Moody's generally lack characteristics of a desirable investment, since the assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Debt rated B by S&P is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Investments in securities of foreign issuers by the Growth and Income Fund and the Government Fund may subject them to risks which differ in some respects from those associated with investments in securities of U.S. issuers. Such risks include differences in accounting, auditing and financial reporting standards, trade balances and imbalances and related economic policies, fluctuations in currency exchange rates, the possibility of expropriation or confiscatory taxation, nationalization or expropriation of foreign investments or deposits, less stringent disclosure requirements, the possible establishment of exchange controls and political instability. There may also be less publicly available information with regard to foreign issuers than domestic issuers.

Each of the Funds may purchase put and call options and may write covered call options for hedging purposes only and will limit its investment in options such that no more than 5% of such Fund's net assets will be invested in or subject to such options. Each Fund may also enter into repurchase agreements and may purchase securities on a when-issued or delayed-delivery basis. Although the Funds will not use any such investment techniques for purposes of leveraging a Fund's portfolio or for speculative purposes, such investment techniques involve certain risks of which investors should be aware, including the risk that the other party to the transaction will default in its obligations.

Each of the Funds may also invest in variable or floating instruments. Such instruments involve the risk that the interest rate or index on which such instrument's interest rate is based will not closely follow or match current interest rates.

The Midwest Growth Fund and the Growth and Income Fund may each invest in restricted, or Section 4(2), securities. These securities are issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on an exemption from registration which is afforded by Section 4(2) of the 1933 Act. Section 4(2) securities are generally sold to institutional investors rather than the general public and therefore may not be as readily saleable, or liquid, as securities that are registered under the 1933 Act.

The Midwest Growth Fund and the Growth and Income Fund may also invest from time to time in the securities of selected new issuers or in initial public offerings
(IPOs). Investments in relatively new issuers, i.e., those having continuous operating histories of less than three years, may carry special risks and may be more speculative because such companies are relatively unseasoned. In addition, the market prices of such securities may be more volatile than the prices of securities of more established companies.

For additional information regarding additional risks associated with these permitted investments of the Funds, please see "DESCRIPTION OF PERMITTED INVESTMENTS AND RELATED RISK FACTORS" below and the Statement of Additional Information.

INVESTMENT LIMITATIONS OF THE FUNDS

The investment objective or objectives of each Fund described above and the investment limitations described below and in the Statement of Additional Information are fundamental policies of that Fund. Fundamental policies cannot be changed with respect to a Fund without the consent of the holders of a "majority of the outstanding shares" of that Fund as that term is defined below under "GENERAL INFORMATION--Voting Rights."

No Fund may:

1. Purchase securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the value of the total assets of the Fund would be invested in the securities of such issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer. This restriction applies to 75% of a Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be divided according to their services; for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry, and (ii) financial service companies will be classified according to the end users of their services; for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3. Borrow money or issue senior securities, except that a Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts not exceeding 10% of the value of its total assets and except as permitted by rule, regulation or order of the Securities and Exchange Commission. A Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets.

MANAGEMENT OF THE TRUST

Overall responsibility for the management of the Trust and the Funds is vested in the

Board of Trustees of the Trust, who will manage the Trust in accordance with the laws of Ohio governing business trusts. Unless so required by the Trust's Declaration of Trust or By-Laws or by Ohio law, at any given time all of the Trustees may not have been elected by the shareholders of the Trust. Trustees may be removed by the Board of Trustees or shareholders in accordance with the provisions of the Declaration of Trust and By-Laws of the Trust and Ohio law. The Board of Trustees elects officers and contracts with and provides for the compensation of agents, consultants and other professionals to assist and advise it in the day-to-day operations of the Trust and the Funds. See "GENERAL INFORMATION--The Trust and its Shares" below for further information.

THE ADVISER
Roulston, 4000 Chester Avenue, Cleveland, Ohio 44103, which serves as the investment adviser for each Fund, is a professional investment management firm and registered investment adviser that was founded in 1963. Roulston is controlled, directly and indirectly, by Thomas H. Roulston and members of his immediate family. As of December 31, 1997, Roulston had discretionary management authority with respect to approximately $800 million of assets. In addition to advising the Funds, Roulston provides advisory services to pension plans, corporations, 401(k) plans, profit sharing plans, individual investors, trusts and estates.

Roulston serves as the investment adviser for each Fund under an investment advisory agreement (the "Advisory Agreement") with the Trust. Under the terms of the Advisory Agreement, Roulston makes the investment decisions for the assets of the Funds and continuously reviews, supervises and administers the investment program of the Funds, subject to the supervision of, and policies established by, the Trustees of the Trust.

Joseph A. Harrison, C.F.A., Executive Vice President and Director of Investments for Roulston since 1991, and D. Keith Lockyer, Vice President and Portfolio Manager of Roulston, manage the portfolio of the Government Securities Fund. Mr. Harrison and Elmer L. Meszaros manage the portfolio of the Growth and Income Fund. Mr. Meszaros has been an analyst with Roulston since July, 1975, and began managing the portfolio of the Growth and Income Fund with Mr. Harrison as of July, 1997. Norman F. Klopp, C.F.A., Executive Vice President of Roulston since 1991, manages the portfolio of the Midwest Growth Fund. Mr. Klopp has been an analyst with Roulston since 1964.

For its services as investment adviser, Roulston receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of each of the Midwest Growth Fund and the Growth and Income Fund up to $100 million, and 0.50% of each such Fund's assets of $100 million or more. With respect to the Government Fund, Roulston receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of the Government Fund up to $100 million, and .125% of such assets of $100 million or more.
===================================================
                   THE FUNDS' INVESTMENT ADVISER, ROULSTON &
                        COMPANY, INC., IS A PROFESSIONAL
                  INVESTMENT MANAGEMENT FIRM FOUNDED IN 1963.
===================================================
The advisory fee with respect to the Midwest Growth Fund and the Growth and Income Fund is higher, in the opinion of the Securities and Exchange Commission (the "Commission"), than that paid by most investment companies, but Roulston believes the fee to be comparable to that paid by investment companies with similar objectives and policies. Roulston has voluntarily agreed, until further written notice to shareholders, to waive such portion of its advisory fee, or otherwise reimburse expenses of the Funds, in order to limit total operating expenses to an annual rate of 1.38% of the Midwest Growth Fund's average daily net assets, 1.50% of the Growth and Income Fund's average daily net assets and
 .90% of the Government Fund's average daily net assets. Such voluntary fee waivers and/or expense reimbursements will cause the yield and total return of a Fund to be higher than they otherwise would be absent such waivers and reimbursements.

[FAIRPORT FUNDS LOGO]                                             1-800-332-6459
                                                                (1-800-3-FAMILY)
________________________________________________________________________________

                            ACCOUNT APPLICATION FORM
________________________________________________________________________________
A.                Indicate Amount of Investment (The minimum initial investment is $250)
INITIAL
INVESTMENT     [ ] FAIRPORT GROWTH AND INCOME FUND (#133580) ___% and $_________
& FUND
SELECTION      [ ] FAIRPORT GOVERNMENT SECURITIES FUND       ___% and $_________
                   (#133581)

               [ ] FAIRPORT MIDWEST GROWTH FUND (#133582)    ___% and $_________

               [ ] CASH ACCOUNT TRUST MONEY MARKET PORTFOLIO ___% and $_________
                   (#133583)
                   A prospectus must be obtained from
                   Roulston Research Corp. before you
                   can purchase this fund.
                   [ ] Check here if you have already
                       received a prospectus.
                                                     TOTAL   100%     $_________

               [ ] BY CHECK: Please make payable to appropriate Fund Name
               [ ] BY WIRE:
               _________________________________________________________________
                   A. [ ] Please check here if you wish to receive a
                          consolidated statement for all accounts.

                   B.     STATEMENT COPY TO ANOTHER ADDRESS OR INTERESTED FIRM
               _________________________________________________________________
               NAME                       | ADDRESS
               ___________________________|_____________________________________
               CITY                                     | STATE      | ZIP CODE
________________________________________________________|____________|__________
B.             INDIVIDUAL

               ________________________________________  _______________________
               First Name  Middle Initial   Last Name    Social Security Number

REGISTRATION   ________________________________________  _______________________
               Jt. Owner    Middle Initial  Last Name    Social Security Number
(Please Print) First Name*
               *(Joint ownership with rights of survivorship unless otherwise noted)
               _________________________________________________________________
               _________________________________________________________________
               GIFT TO MINORS

               _________________________________________________________________
               Name of Custodian                      As Custodian for
               (name one only)                        (name one only)
               Under the__________________(UGMA/UTMA)   ________________________
                               State                    Minors Social Security#
               _________________________________________________________________
               _________________________________________________________________
               CORPORATION, PARTNERSHIP, OR TRUST

               _________________________________________________________________
               Name of Corporation, Partnership or Trust

               ________________    _____________________________________________
               Tax I.D.#           Name of Trustee(s)             Date of Trust
________________________________________________________________________________
C.

MAILING        _________________________________________________________________
ADDRESS &      Street Address & Apt.# or P.O. Box
TELEPHONE
NUMBER(S)      ______________________________________|_______|__________________
               City                                    State     Zip Code + 4

               (     )                                 (     )
               _________________________               _________________________
               Home Phone Number                       Business Phone Number
________________________________________________________________________________
D.

DISTRIBUTION   Check one box only for each; if none are checked all dividend
OPTIONS        income and capital gains, if any, will be reinvested.
               If money is to be reinvested in a different Fairport Fund, please indicate in space provided.

               Income Dividends [ ]Cash  [ ]Reinvest  [ ]Cash Account Trust
                                [ ]Other Fairport Fund   Money Market Portfolio

                                              __________________________________
                                                      name / account#

               Capital Gains    [ ]Cash  [ ]Reinvest  [ ]Cash Account Trust
               Distributions    [ ]Other Fairport Fund   Money Market Portfolio

                                              __________________________________
                                                       name / account#
________________________________________________________________________________

-------------------------------------------------------------------------------
E.          [ ] Check box if you want this service.
                  To establish a Systematic Withdrawal Plan (SWP), an account must have a current market value of $10,000, or more. Additionally, an account must have dividends reinvested.
                    [ ] Check box if you want withdrawal sent to address of
                        record.
                    [ ] Check box if you want withdrawal sent VIA ACH as
                        instructions indicate in section G.
SYSTEMATIC
WITHDRAWAL  Amount and Frequency of Payments:
PLAN         Beginning in _____________, 19__, Please make payments in the
                             Month
             amount of $___________________
                        Amount $100 minimum

            Payments will be processed on the 25th day of the month frequency indicated below:
                [ ]  Monthly   [ ]  Quarterly   [ ] Semi-annually  [ ]  Annually
-------------------------------------------------------------------------------

F.          [ ] Check box if you want this service. I (We) authorize FPS
TELEPHONE       Services and/or Fairport Funds to act upon instructions
PRIVILEGE       received by telephone from me (us) to redeem shares or to
Redemptions;    exchange for share of other Fairport Funds. I (we) understand
Exchanges       an exchange is made by redeeming shares of one portfolio and
Between         using the proceeds to buy shares of another portfolio.
Portfolios      Exchanges must be made into identically registered accounts.
                Redemption proceeds will be sent as indicated in Section G.
              * If not otherwise indicated below, only exchanges will be allowed.
                     [ ]  Redemptions     [ ]  Exchanges     [ ]  Both
-------------------------------------------------------------------------------
                                [ ] All redemption proceeds will be executed
G.          Check one only, if      BY AN ACH TRANSACTION unless FPS
            none are checked        Services is notified otherwise in writing.
            all redemptions         There is no charge for ACH transactions.
REDEMPTION  will be sent by         Allow 3 business days.
& ACH       check.              [ ] All redemption proceeds will be executed BY
INFORMATION                         A FED WIRE TRANSACTION unless FPS Services
                                    is notified otherwise in writing. There is a $9 charge for FED Wire transactions.
                                [ ] All redemption proceeds will be sent BY
                                    CHECK TO THE MAILING ADDRESS STATED IN
                                    SECTION C ABOVE unless FPS Services is
                                    notified otherwise in writing.

            All FED Wire and ACH transactions will be sent as indicated below. There will be no charge for ACH transactions. Any changes in ACH transactions must be made in writing to FPS Services, Inc., P.O. 3200 Horizon Drive, King of Prussia, Pa 19406-0903. Please allow one month for ACH instructions to be effective.

            (Notify your bank of your intent to Establish this option on your bank account.)

            -------------------------------------------------------------------
Voided       Bank Name                            Branch Office (if applicable)
Personal
Check or    -------------------------------------------------------------
Deposit      Bank Address (Do not use P.O. Box)   City     State    Zip Code
Slip Must
Be Attached --------------------------
             Bank Wire Routing Number  Name(s) on Your        Your Bank Account
                                               Bank Account   Number

-------------------------------------------------------------------------------

H.             TAXPAYER IDENTIFICATION NUMBER CERTIFICATION. UNDER THE PENALTIES
               OF PERJURY, I (WE) CERTIFY THE FOLLOWING:
            1. I (WE) CERTIFY THAT THE NUMBER SHOWN ON THIS FORM IS MY (OUR)
 SIGNATURE     CORRECT TAX IDENTIFICATION NUMBER.
     &      2. I (WE) AM NOT (ARE NOT) SUBJECT TO BACKUP WITHHOLDING AS A RESULT
CERTIFICATION  OF A FAILURE TO REPORT ALL INTEREST AND DIVIDENDS, OR THE
               INTERNAL REVENUE SERVICE HAS NOTIFIED ME (US) THAT I (WE) AM
And Back-up    (ARE) NO LONGER SUBJECT TO BACKUP WITHHOLDING.
Withholding    CITIZEN OF:  [ ]  UNITED STATES   [ ] OTHER (PLEASE INDICATE)
Certification
                                                           --------------------
                "THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO
               ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS
               REQUIRED TO AVOID BACKUP WITHHOLDING".

              ------------------------------------------------------  ---------
              SIGNATURE   [ ] OWNER  [ ] CUSTODIAN       [ ] TRUSTEE    DATE

              ------------------------------------------------------  ---------
              SIGNATURE JOINT OWNER (IF APPLICABLE)                     DATE
                  [ ] CHECK BOX IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU
                      ARE SUBJECT TO BACKUP WITHHOLDING.
-------------------------------------------------------------------------------
FOR INVESTMENT DEALER ONLY
--------------------------

      -----------------------------------   -----------------------------------
                  Firm Name                          Dealer #


      -----------------------------------   -----------------------------------
               Branch Address                        Branch #



      -----------------------------------   -----------------------------------
               City/State/Zip               Rep #    Rep's Last Name


===============================================================================
MAIL COMPLETED APPLICATION TO: FPS SERVICES, INC., 3200 HORIZON DRIVE, KING
OF PRUSSIA, PA 19406-0903
===============================================================================
MAKE CHECK PAYABLE TO: "FAIRPORT FUNDS" OR APPROPRIATE FUND NAME
===============================================================================

[FAIRPORT FUNDS LOGO]

                                                            1-800-332-6459
                                                          (1-800-3-FAMILY)


                     AUTOMATIC INVESTMENT PLAN APPLICATION
-------------------------------------------------------------------------------
                                 INSTRUCTIONS:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
HOW DOES IT WORK?
-------------------------------------------------------------------------------

1. FPS Services, Inc., through our bank, UMB Bank, N.A., draws an automatic clearing house (ACH) debit against your personal checking/savings account each month.

2. Choose any amount (over the minimum $50 subsequent payment amount) that you would like to invest regularly and your debit will be processed by FPS Services, Inc.

3.  Shares will be purchased and a confirmation sent to you.

-------------------------------------------------------------------------------
HOW DO I SET IT UP?
-------------------------------------------------------------------------------

     MUST MEET MINIMUM INVESTMENT REQUIREMENT OF $250.
     -------------------------------------------------

1. Complete the form (and a fund application if you are establishing a new account).

2. If you are using a Credit Union, please have your financial institution complete the form.

3.  This option is not available on Cash Account Trust Money Market Portfolio.

4. ATTACH A VOIDED CHECK OR DEPOSIT SLIP TO THE AUTOMATIC INVESTMENT PLAN APPLICATION.

5.  Mail form to FPS Services, Inc. at the address above.

6. As soon as your bank accepts your authorization, debits will be generated and your Automatic Investment Plan started. In order for you to have Automatic Clearing House (ACH) debits from your account, your bank must be able to accept ACH transactions and/or be a member of an ACH association. We cannot guarantee acceptance by your bank.

7.  Please allow one month for processing before the first debit occurs.

8.  Returned items will result in a $20.00 fee being deducted from your account.

-------------------------------------------------------------------------------
                              ACCOUNT INFORMATION
-------------------------------------------------------------------------------
REGISTRATION:
-------------------------------------------------------------------------------
Check One:  [ ] I am in the process of establishing a new account.
            [ ] My account number is #
                                      -------------------------
Deposit my automatic investments in (check one):
      [ ] Fairport Government Securities Fund(#133581)
      [ ] Fairport Growth and Income Fund (#133580)
      [ ] Fairport Midwest Growth Fund (#133582)

Shareholder Name:
-------------------------------------------------------------------------------
Joint Owner:
-------------------------------------------------------------------------------
Street Address:
-------------------------------------------------------------------------------
City:                         State:                ZIP Code:
-------------------------------------------------------------------------------
Phone Number: [daytime] (            )              [evening] (          )
-------------------------------------------------------------------------------
                                 AUTHORIZATION
-------------------------------------------------------------------------------
I authorize the fund to establish an Automatic Investment Plan for me and invest $______________________
          [$50.00 minimum]
on the  [ ]10th, [ ]15th, [ ]20th of each month in the fund.

I understand that my ACH debit will be dated on the day of each month as indicated above. I agree that if such a debit is not honored upon presentation, FPS Services, Inc. my discontinue this service and any share purchase made upon deposit of such debit may be cancelled. I further agree that if the net asset
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
value of the shares purchased with such debit is less when said purchase is cancelled than when the purchase was made, FPS Services, Inc. shall be authorized to liquidate other shares or fractions thereof held in my account to make up the deficiency. This Automatic Investment Plan may be discontinued by FPS Services, Inc. upon 30 days written notice or at any time by the investor by written notice to FPS Services, Inc. which is received no later than five
(5) business days prior to the above designated investment date.

SIGNATURE OF ACCOUNT OWNER                                  DATE:
-------------------------------------------------------------------------------
SIGNATURE OF JOINT ACCOUNT OWNER                            DATE:
-------------------------------------------------------------------------------
                       BANK INFORMATION AND AUTHORIZATION
-------------------------------------------------------------------------------

BANK ACCOUNT OWNER
-------------------------------------------------------------------------------
BANK ACCOUNT JOINT OWNER
-------------------------------------------------------------------------------
BANK NAME
-------------------------------------------------------------------------------
BANK BRANCH STREET ADDRESS
-------------------------------------------------------------------------------
CITY                                       STATE              ZIP CODE
-------------------------------------------------------------------------------
ABA NUMBER (9 DIGITS)                       ACCOUNT NUMBER
-------------------------------------------------------------------------------
CHECK ONE:   [ ] Checking     [ ] Savings

As a convenience to me, please honor ACH debits on my account drawn by FPS Services, Inc., UMB Bank, N.A. and payable to the FUND.

I agree that your rights with respect to such debit shall be the same as if it were a check drawn upon you and signed personally by me. This authority shall remain in effect until you receive notice to the contrary. I agree that you shall be fully protected in honoring any such debit.

I further agree that if any debit is dishonored, whether with or without cause or whether intentionally or inadvertently, you shall be under no liability whatsoever.

SIGNATURE OF BANK ACCOUNT OWNER                             DATE:
-------------------------------------------------------------------------------

SIGNATURE OF JOINT ACCOUNT OWNER                            DATE:
-------------------------------------------------------------------------------
                           INDEMNIFICATION AGREEMENT
-------------------------------------------------------------------------------
TO: THE BANK NAMED ABOVE:

So that you may comply with your Depositor's request and authorization, Fund agrees as follows:

1. To indemnify and hold you harmless from any loss you may suffer arising from or in connection with the payment of a debit drawn by FPS Services, Inc. to the order of the fund, designated on the account of your depositor's executing the authorization including any cost or expenses reasonably incurred in connection with such loss. Fund will not, however, indemnify you against any loss due to your payment of any debit generated against insufficient funds.

2. To refund to you any amount erroneously paid by you to FPS Services, Inc. on any such debit if claim for the amount of such debit on which erroneous payment was made.
-------------------------------------------------------------------------------

            MAIL COMPLETED AUTOMATIC INVESTMENT PLAN APPLICATION TO:
     FPS SERVICES, INC., 3200 HORIZON DRIVE, KING OF PRUSSIA, PA 19406-0903
                         1-800-332-6459 (1-800-3FAMILY)

-------------------------------------------------------------------------------

Mr. Scott D. Roulston, President and a Trustee of the Trust, is the President and a Director of both Roulston and the Distributor. Mr. Kevin M. Crotty is Treasurer of the Trust, and Director of Finance of Roulston and the Distributor. Mr. Charles A. Kiraly, Manager of Mutual Fund Administration of Roulston, is the Secretary and Assistant Treasurer of the Trust.

THE DISTRIBUTOR
The Distributor, whose business address is 4000 Chester Avenue, Cleveland, OH 44103, is a wholly owned subsidiary of Roulston and has entered into a Distribution Agreement with the Trust. Pursuant to the Distribution Agreement, the Distributor acts as agent for the Funds in the distribution of their shares on a continuous basis and, in such capacity, solicits orders for the sale of shares, advertises and pays the costs and expenses associated with such advertising. The Distributor receives no compensation from the Funds for its services under the Distribution Agreement, but receives compensation under the Trust's Distribution and Shareholder Service Plan as described in the next section.

THE DISTRIBUTION PLAN
Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Distribution and Shareholder Service Plan (the "Plan"), under which each Fund is authorized to pay the Distributor, as the Funds' principal underwriter, a periodic amount calculated at an annual rate not to exceed .25% of the average daily net asset value of such Fund. Such amount may be used by the Distributor to pay broker-dealers, banks and other institutions (a "Participating Organization") for distribution and/or shareholder service assistance pursuant to an agreement between the Distributor and the Participating Organization or for distribution assistance and/or shareholder service provided by the Distributor. Under the Plan, a Participating Organization may include the Distributor and the Distributor's affiliates.

As authorized by the Plan, the Distributor has agreed to provide distribution services and certain shareholder services in connection with shares of the Funds purchased and held by the Distributor for the accounts of its customers and shares of the Funds purchased and held by customers of the Distributor directly, including, but not limited to, answering shareholder questions concerning the Funds, providing information to shareholders on their investments in the Funds and providing such personnel and communication equipment as is necessary and appropriate to accomplish such matters. In consideration of such services the Trust has agreed to pay the Distributor a monthly fee, computed at the annual rate of .25% of the average aggregate net asset value of shares held during the period in customer accounts for which the Distributor has provided services under this Agreement. Such fees paid by the Trust will be borne solely by the applicable Fund. Such fee may exceed the actual costs incurred by the Distributor in providing such services.

In addition, the Distributor may enter into, from time to time, other Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain shareholder services such as those described above.

THE ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT
FPS Services, Inc., 3200 Horizon Drive, King of Prussia, PA 19406 ("FPS"), provides each Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities, and serves as the transfer agent and dividend disbursing agent and provides certain fund accounting and custody administration services for each of the Funds. For its administrative services, FPS is entitled to receive a fee from each Fund calculated at an annual rate of 0.15% of the value of such Fund's first $50 million of total average net assets, 0.10% of the value of such Fund's next $50 million of total average net assets and 0.05% of the value of such Fund's total average net assets in excess of $100 million, subject to an annual minimum fee of $55,000 for the first series and $12,000 for each additional domestic series. For its fund accounting services, FPS is entitled to receive an annual fee from each Fund equal to $24,000 for such Fund's first $20 million of average net assets, .04% on such Fund's next $30 million of average net assets, .03% on such Fund's next $50 million of average net assets and .01% on such Fund's average net assets in excess of $100 million.

CUSTODIAN
UMB Bank, n.a. (the "Custodian") acts as the custodian for each of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

HOW SHARES ARE VALUED

The net asset value per share of each Fund is determined by dividing the total market value of that Fund's investments and other assets, less any liabilities, by the total outstanding shares of that Fund. Net asset value per share for each Fund is determined as of the Valuation Time on each Business Day.

The portfolio securities of each Fund will be valued at market value. Each Fund uses one or more pricing services to provide market quotations for equity, fixed income and variable income securities. If market quotations are not available, securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. Equity securities which are listed or admitted to trading on a national securities exchange or other market trading system which reports actual transaction prices on a contemporaneous basis will be valued at the last sales price on the exchange on which the security is principally traded. For fixed and variable income securities, the pricing service may use a matrix system of valuation which considers factors such as securities prices, yield features, call features, ratings and developments related to a specific security. For further information regarding the pricing of securities, please see the Statement of Additional Information.

HOW TO PURCHASE SHARES

You may purchase shares of any Fund directly by mail or by wire on any Business Day. You will buy shares at the next net asset value computed after the Transfer Agent or a broker-dealer with whom the Distributor has a sales agreement receives your order in proper form as described below. An Account Application form may be obtained by calling the Distributor at 1-800-332-6459 (1-800-3-FAMILY). If a broker-dealer assists you in the purchase of shares of a Fund, they may charge a fee for this service in addition to a Fund's public offering price.

The minimum initial investment in any Fund is $250, and any subsequent purchase must be at least $50. No minimum applies to subsequent purchases effected by dividend reinvestment. The Distributor may waive minimums at its discretion.
===================================================
                    THE MINIMAL INITIAL INVESTMENT IS $250,
               AND ANY SUBSEQUENT PURCHASE MUST BE AT LEAST $50.
===================================================

Your purchase order will be effective as of the Business Day received by the Transfer Agent or a broker-dealer with whom the Distributor has a sales agreement if the order in proper form and payment is received before the Valuation Time. Payment may be made by check or readily available funds (e.g., by Federal funds wire). Purchases will be made in full and fractional shares of a Fund calculated to three decimal places. Your account statement from the Trust will be your record of shares of the Funds owned by you. The Trust will not issue certificates representing shares of any Fund.

If a check received from you for the purchase of shares does not clear, the purchase will be canceled, and you could be liable for any losses or fees incurred, including a $20 returned check fee.

The Trust reserves the right to reject any purchase order when the Trust determines that it is not in the best interest of the Trust or its shareholders to accept such order.

PURCHASES BY MAIL
You may open an account by mailing to the Transfer Agent, Fairport Funds, c/o FPS Services, Inc., 3200 Horizon Drive, King of Prussia, PA 19406, an account application and a check or other negotiable bank draft (payable to the name of the appropriate Fund) for $250 or more. For your initial order to be in good form, your account application must be completed properly and mailed with your check or other negotiable instrument in the proper amount.
===================================================
                            YOU MAY OPEN AN ACCOUNT
                    AND MAKE SUBSEQUENT INVESTMENTS BY MAIL.
===================================================

For subsequent investments, you may send by regular U.S. mail your check or other negotiable bank draft (payable to the name of the appropriate Fund), along with the subsequent investment stub from your account statement, to FAIRPORT FUNDS, c/o FPS Services, Inc., P.O. Box 412797, Kansas City, Missouri 64141-2797. If you wish to send your subsequent investments by other than regular U.S. mail (e.g., overnight or certified mail), please send such items directly to the Transfer Agent at 3200 Horizon Drive, King of Prussia, PA 19406.

PURCHASES BY WIRE
INITIAL PURCHASES: Before making an initial investment by wire and for your order to be in proper form, you must first telephone the Transfer Agent at 1-800-332-6459 (1-800-3-FAMILY) to give the name(s) under which the account is to be registered, tax identification number and the name of the bank sending the wire, and to be assigned an account number. You may then purchase Shares by requesting your bank to transmit immediately available funds by Federal funds wire to the Transfer Agent at: UMB Bank, n.a., ABA #10-10-00695/Attention: FPS Services, Inc., A/C 98-7037-071-9/FBO [Fund Name], along with your name and account number as specified on your account registration. In addition, an Account Application should be completed with such information and promptly forwarded to the Transfer Agent at its address set forth above under "Purchases by Mail."

SUBSEQUENT PURCHASES: You may make additional investments at any time through the wire procedures described above, which must include your name and account number, after notifying the Transfer Agent by telephone as noted above. Your bank may impose a fee for investments by wire.

SYSTEMATIC INVESTMENT PLAN
You may arrange for periodic additional investments in the Funds through automatic deductions by Automated Clearing House ("ACH") transactions from your checking or savings account by completing the appropriate section of the Account Application form.
===================================================
                       YOU MAY ARRANGE TO HAVE ADDITIONAL
                       INVESTMENTS AUTOMATICALLY DEDUCTED
                     FROM YOUR CHECKING OR SAVINGS ACCOUNT.
===================================================

In order to use this Systematic Investment Plan, you must still have an initial purchase of at least $250 but minimum preauthorized subsequent investments may be as low as $50 per month. The automatic deductions may be made on the 10th, 15th or 20th of the month and may be made monthly, quarterly, semi-annually or annually.

TAX DEFERRED INVESTMENT
The Funds are eligible for investment by tax-deferred retirement programs such as 401(k) plans and IRAs. The minimum initial investment amount for an account established under such programs is $250, and subsequent purchases must be at least $50. All accounts established in a Fund under such programs must elect to have all dividends reinvested in the Fund. For more information about prototype 401(k) plans and IRAs, please call the Distributor at 1-800-332-6459 (1-800-3-FAMILY).

The Taxpayers Relief Act which was signed into law on August 5, 1997, impacts the traditional IRA and creates two additional types of IRAs:

TRADITIONAL (DEDUCTIBLE) IRAS: The Taxpayers Relief Act will gradually increase the adjusted gross income phaseouts for deductible IRAs over the next ten years. Married individuals may make deductible contributions even if spouses are active participants in an employer-sponsored plan. The 10% early withdrawal tax will not apply for up to $10,000 for first-time home purchases or education expenses.

ROTH IRAS: The Taxpayers Relief Act has created the new Roth IRA. While contributions to a Roth IRA are not currently deductible, the amounts within the accounts accumulate tax-free and qualified distributions will not be included in a shareholder's taxable income. The contribution limit is $2,000 annually ($4,000 for joint returns) in aggregate with contributions to traditional IRAs. Certain income phaseouts apply.

HOW TO REDEEM SHARES

You may redeem shares by mail by writing to the Transfer Agent at its address set forth above under "HOW TO PURCHASE SHARES--Purchases by Mail." You may also redeem shares by telephone by calling the Transfer Agent at 1-800-332-6459 (1-800-3-FAMILY). Redemption orders received by the Transfer Agent prior to the Valuation Time on any Business Day will be effective that day, and the redemption price of your shares will be the net asset value per share of that Fund next determined after your redemption order, in proper order, is received by the Transfer Agent. If a broker-dealer assists you in the redemption of shares of a Fund, they may charge a fee for this service.

The Trust will make your redemption proceeds available as promptly as possible and, in any event, within seven days after your redemption order, in proper order, is received. For your redemption order to be in proper order, your order must include your name as it appears on your account, your account number and a signature guarantee as required and described below. However, your redemption proceeds may be delayed if you purchased the shares to be redeemed by check (including certified or cashier checks) until such check has cleared and the Trust has collected good funds for your purchase. Such collection may take 15 days or more. Pursuant to the Trust's Declaration of Trust, payment for shares redeemed may be made either in cash or inkind, or partly in cash and partly in-kind. However, the Trust has elected pursuant to Rule 18f-1 under the 1940 Act to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund, during any ninety-day period for any one shareholder. Payments in excess of this limit by any of the Funds will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of any such Fund. Any portfolio securities paid or distributed in-kind would be valued as described under "HOW SHARES ARE VALUED". In the event that an in-kind distribution is made, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from a Fund. In-kind payments need not constitute a cross-section of the Fund's portfolio.

You may receive your redemption payments in the form of a check, or by Federal Reserve wire transfer or ACH transfer to the bank account previously designated by you. Just notify the Transfer Agent in your redemption order of your preference. There is no charge for having a check for redemption proceeds mailed or for ACH transfers. The Trust's Custodian will deduct a wire charge, currently $9, from the amount of a Federal Reserve wire redemption payment made at your request. You will not be able to redeem shares of any Fund by Federal Reserve wire on federal holidays restricting wire transfers. Payment by ACH transfer will not be posted to your bank account until at least the second Business Day following the transaction.
===================================================
                             YOU MAY REDEEM SHARES
                   BY MAIL OR BY TELEPHONE AT 1-800-332-6459.
===================================================

The Transfer Agent will require a signature guarantee for (1) any written redemption request of $25,000 or more; (2) a change in address or payee to where redemption proceeds may be mailed as shown on your account application; or (3) a change in the bank account to which redemption payments are made by either Federal Reserve wire transfer or ACH transfer. You may have your signature guaranteed by any bank, broker, dealer, credit union, savings and loan association or other eligible institution as may be designated by the Transfer Agent from time to time. Notarization of your signature does not constitute a signature guarantee.

Neither the Trust, the Funds nor the Transfer Agent will be responsible for the authenticity of the redemption instructions received by telephone if it reasonably believes those instructions to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine, and may be liable for losses resulting from unauthorized or fraudulent telephone transactions if it does not employ those procedures. Such procedures may include taping of telephone conversations and requesting a shareholder to state correctly his or her Fund account number, the name in which his or her account is registered, his or her social security number, banking institution bank account number and the name in which his or her bank account is registered.

The right of redemption may be suspended or the date of payment of redemption proceeds postponed by the Trust during certain periods as set forth more fully in the Statement of Additional Information. In addition, if the balance of your account in a Fund falls below $250 because of redemptions by you, the Trust reserves the right to redeem at net asset value your shares. However, before the Trust exercises this right, you will be given notice that your account has fallen below this required minimum amount. You will then be given at least 60 days to make an additional investment to meet this required minimum.

SYSTEMATIC WITHDRAWAL PLAN
Each Fund offers a Systematic Withdrawal Plan ("SWP") if you wish to receive regular distributions from your account in that Fund. However, before you can utilize the SWP, your account in the Fund must have a current value of $10,000 or more, your dividend and distributions must be automatically reinvested and your requested distribution must be $100 or more made on a monthly, quarterly, semi-annual or annual basis.
===================================================
                       YOU CAN ARRANGE TO RECEIVE REGULAR
                        DISTRIBUTIONS FROM YOUR ACCOUNT,
                           UNDER CERTAIN CONDITIONS.
===================================================
Your automatic payments under the SWP will either be made by check mailed to your address as shown on the books of the Transfer Agent or via ACH to your bank account designated on your Account Application form. An application form for the SWP may be obtained by calling the Distributor or Transfer Agent at 1-800-332-6459 (1-800-3-FAMILY). You may change or cancel the SWP at any time, upon written notice to the Transfer Agent at least five days prior to SWP withdrawal date for which you want such change or cancellation.

Please note that if your redemptions from a Fund exceed your dividends from that Fund, your invested principal in the account may decrease. Thus depending on the frequency and amounts of the withdrawals and/or any fluctuations in the net asset value per share, your original investment could be exhausted entirely using the SWP.

EXCHANGES

You may exchange your shares of any Fund for shares of either of the other Funds at net asset value without the payment of any fee or charge. You may also exchange your shares of any Fund for shares of Kemper's Cash Account Trust Money Market Portfolio ("Kemper CAT") at net asset value without the payment of any fee or charge.

An exchange is considered, however, a sale of shares and may result in capital gain or loss for federal income tax purposes. Before an exchange can be made, you must have received the current prospectus for the Fund or Kemper CAT into which you wish to exchange, and the exchange privilege may be exercised only in those states where shares of such Fund or Kemper CAT, as the case may be, may legally be sold. If the Transfer Agent receives exchange instructions from you in writing or by telephone in good order by the Valuation Time on any Business Day, the exchange will be effected that day. For your exchange request to be in good order, your request must include your name as it appears on your account, your account number, the amount to be exchanged, the name of the Funds from which and to which the exchange is to be made and a signature guarantee as may be required. A written request by you for an exchange in excess of $25,000 must be accompanied by a signature guarantee as described above under "HOW TO REDEEM SHARES."
===================================================
                    YOU MAY EXCHANGE YOUR SHARES OF ANY FUND
                 FOR SHARES OF EITHER OF THE OTHER FUNDS AT NET
                   ASSET VALUE WITHOUT THE PAYMENT OF ANY FEE
                                   OR CHARGE.
===================================================

The liability of the Trust, the Funds or the Transfer Agent for fraudulent or unauthorized telephone instructions may be limited as described above under "HOW TO REDEEM SHARES." The Trust reserves the right to modify or terminate this exchange offer at any time or from time to time on 60 days' notice.

INTEGRATED VOICE RESPONSE ("IVR") SYSTEM

You may obtain access to information about your account and conduct certain transactions by calling toll-free 1-800-332-6459. The IVR System provides total return, share price, price change and yield quotations for each Fund; gives account balances and history (i.e., last transaction, latest dividend distribution, redemptions by check during the last three months); and allows sales or exchanges of shares. Security is controlled through the use of a personal identification number ("PIN" number) unique to each shareholder. This number is initially assigned by FPS and may subsequently be changed at anytime by you. When using the IVR System, you bear the risk of any loss due to your error, unless the Trust or Transfer Agent fails to use established safeguards, which may include written confirmations of transactions.

PERFORMANCE OF THE FUNDS

From time to time, each Fund may advertise its yield and total return. THESE FIGURES WILL BE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. No representation can be made regarding future yields or returns. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

The "total return" or "average annual total return" of a Fund reflects the change in the value of an investment in a Fund over a stated period of time. Total returns and average annual returns measure both the net investment income from and any realized or unrealized appreciation or depreciation of a Fund's holdings for a stated period and assume that the entire investment is redeemed at the end of each period and the reinvestment of all dividends and capital gain distributions.
===================================================
                   FURTHER INFORMATION ABOUT THE PERFORMANCE
                        OF THE FUNDS MAY BE OBTAINED BY
                      CALLING THE FUNDS AT 1-800-332-6459.
===================================================

The performance of a Fund may periodically be compared with that of other mutual funds or broad groups of comparable mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.) and financial and business publications and periodicals. In addition, a Fund's performance may be compared with unmanaged indices of various investments for which reliable performance data is available. These may assume investment of dividends but generally do not reflect deductions for administrative and management costs. The performance of a Fund may also be compared in various publications to averages, performance rankings or other information prepared by recognized mutual fund statistical services. A Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, or Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the United States. A Fund may use the long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. A Fund may also quote financial and business publications and periodicals, such as SMART MONEY(R), as they relate to Trust management, investment philosophy, and investment techniques.

A Fund may also quote from time to time various measures of volatility and benchmark correlations in advertising and may compare these measures with those of other mutual funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

Further information about the performance of the Funds is contained in the Funds' Annual Report to Shareholders which may be obtained without charge by calling the Distributor at 1-800-332-6459 (1-800-3-FAMILY).

HOW THE FUNDS ARE TAXED

Each Fund is treated as a separate entity for federal income tax purposes and intends to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for so long as such qualification is in the best interests of that Fund's shareholders. Qualification as a regulated investment company under the Code requires, among other things, that a Fund distribute to its shareholders at least 90% of its investment company taxable income. Each Fund contemplates declaring as dividends all or substantially all of that Fund's investment company taxable income (before deduction of dividends paid).

A nondeductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a noncalendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. If distributions during a calendar year were less than the required amount, that Fund would be subject to a nondeductible 4% excise tax on the deficiency.

DIVIDENDS AND SHAREHOLDER TAXES

DIVIDENDS AND DISTRIBUTIONS
Substantially all of the net investment income (exclusive of capital gains) of the Midwest Growth Fund and the Growth and Income Fund is distributed in the form of semi-annual dividends. For such Funds, shareholders of record on the next-to-last Business Day of each month in which a dividend is declared will be entitled to receive the dividend distribution which is generally paid on or about the first Business Day of the following month. Net investment income (exclusive of capital gains) of the Government Fund is declared daily and distributed in the form of monthly dividends. If any capital gain is realized by a Fund, substantially all of it will be distributed at least annually. You will automatically receive all dividends and capital gain distributions in additional shares at the net asset value determined on the next Business Day after the record date, unless you elected to take such payment in cash.
===================================================
YOU WILL AUTOMATICALLY RECEIVE ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS IN
       ADDITIONAL SHARES UNLESS YOU ELECT TO TAKE SUCH PAYMENTS IN CASH.
===================================================

You may change your election by providing written notice to the Transfer Agent at least 15 days prior to the distribution. You have the option to receive payments for cash distributions in the form of a check or by Federal Reserve wire transfer or ACH.

GENERAL TAX INFORMATION
It is expected that each Fund will distribute annually to shareholders all or substantially all of that Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to you for federal income tax purposes, even if paid to you in additional shares of the Fund and not in cash. The dividends-received deduction for corporations will apply to the aggregate of such ordinary income distributions in the same proportion as the aggregate dividends eligible for the dividends deduction, if any, received by the Fund bear to its gross income. And, of course, shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them.

Since all of the Government Fund's net investment income is expected to be derived from earned interest and short-term capital gains, it is anticipated that no part of any distribution from such Fund will be eligible for the dividends-received deduction for corporations.

Distribution by a Fund of the excess of net mid-term or net long-term capital gain over net short-term capital loss is taxable to you as mid-term or long-term capital gain, respectively, in the year in which it is received, regardless of how long you have held the shares. Such distributions are not eligible for the dividends-received deduction.

If the net asset value of a share is reduced below your cost of that share by the distribu-tion of income or gain realized on the sale of securities, the distribution, from a practical stand point, is a return of invested principal, although taxable as described above.

Prior to purchasing shares, you should carefully consider the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but have not been paid. Any such dividends or capital gains distributions paid shortly after a purchase of shares prior to the record date will have the effect of reducing the per share net asset value of the shares purchased by you by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to tax.
===================================================
 PRIOR TO PURCHASING SHARES, CONSIDER THE IMPACT OF DIVIDENDS OR CAPITAL GAINS
      DISTRIBUTIONS EXPECTED TO BE DECLARED OR DECLARED BUT NOT YET PAID.
===================================================

Additional information regarding federal taxes is contained in the Statement of Additional Information under the heading "TAXES." However, the information contained in this Prospectus and the additional material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting the Funds and their shareholders. Accordingly, you are urged to consult your tax adviser concerning the application of federal, state and local taxes as such laws and regulations affect your own tax situation.

You will be advised at least annually as to the federal income tax consequences of distributions made to you during the year.

GENERAL INFORMATION

THE TRUST AND ITS SHARES
The Trust is an open-end management investment company and is organized under Ohio law as a business trust under a Declaration of Trust dated September 16, 1994. The Trust currently consists of the three Funds, each of which is diversified and each having its own class of shares. Each share represents an equal proportional interest in a Fund with other shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees. When issued, the shares are fully paid, nonassessable and freely transferable.

VOTING RIGHTS
You, as a shareholder, are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested, and will vote in the aggregate with other shareholders of the Trust and not by Fund except as otherwise expressly required by law. For example, shareholders of the Midwest Growth Fund will vote in the aggregate with other shareholders of the Trust with respect to the election of Trustees and ratification of the selection of independent accountants. However, shareholders of a Fund will vote as a portfolio, and not in the aggregate with other shareholders of the Trust, for purposes of approval of amendments to that Fund's investment advisory agreement or any of that Fund's fundamental policies.

The Trust does not expect to have an annual or special meeting of shareholders except, under certain circumstances, when the Declaration of Trust, the 1940 Act or other authority requires such a meeting, such as the election or removal of Trustees or certain amendments to the Declaration of Trust or the investment advisory agreement.

The Trust has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request thereof from shareholders holding not less than 10% of the outstanding votes of the Trust and that the Trust will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding shares" of a Fund means the affirmative vote, at a meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to shareholders of record of that Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of that Fund.

REPORTING
The Trust issues unaudited financial information semi-annually and audited financial statements annually for each Fund. The Trust also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.

SHAREHOLDER INQUIRIES
Shareholder inquiries should be made by calling 1-800-332-6459 (1-800-3-FAMILY), or by writing to Fairport Funds, c/o FPS Services, Inc., 3200 Horizon Drive, King of Prussia, PA 19406.

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS
Baker & Hostetler LLP serves as counsel to the Trust. Ernst & Young LLP serves as the independent public accountants of the Trust.

DESCRIPTION OF PERMITTED INVESTMENTS AND RELATED RISK FACTORS

The following is a description of permitted investments for the Funds:

AMERICAN DEPOSITORY RECEIPTS ("ADRS")--ADRs are typically issued by a U.S. financial institution and evidence ownership of underlying securities issued by a foreign issuer. Sponsored ADRs are a joint arrangement between the foreign issuer and the depositary and tend to be more liquid than unsponsored ADRs. The Growth and Income Fund is permitted to invest in sponsored ADRs.

COMMERCIAL PAPER--Unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues typically vary from a few days to nine months. All Funds are permitted to invest in commercial paper.

CONVERTIBLE SECURITIES--Securities such as rights, bonds, notes and preferred stocks which are convertible into or exchangeable for common stocks. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. The Midwest Growth and Growth and Income Funds are permitted to invest in convertible securities. As described above, such Funds will invest in convertible securities based primarily upon Roulston's evaluation of the underlying common stocks. Roulston may invest up to 5% of such a Fund's net assets in convertible debt securities which are not investment grade but are rated not lower than B by an NRSRO. Such noninvestment grade securities are considered to be high risk securities.

INITIAL PUBLIC OFFERINGS--The Midwest Growth and Growth and Income Funds may each invest from time to time in the securities of selected new issuers, or initial public offerings (IPOs). If the Fund is to invest in securities of relatively new issuers, it will only be in those securities which Roulston believes present an acceptable amount of risk. Investments in relatively new issuers, i.e., those having continuous operating histories of less than three years, may carry special risks and may be more speculative because such companies are relatively unseasoned. Such companies may also lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. In addition, the securities of such issuers may have limited marketability, which may affect or limit their liquidity and therefore the ability of the Fund to sell such securities at the time and price it deems advisable. Such securities may also be subject to more abrupt or erratic market movements over time than securities of more seasoned companies or the market as a whole.

OPTIONS--Each Fund may invest in put and call options for various securities and securities indices that are traded on national securities exchanges, from time to time, as Roulston deems to be appropriate. Each of the Funds may also engage in writing call options from time to time as Roulston deems appropriate. A Fund will write only covered call options (options on securities owned by that Fund). A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Midwest Growth and Growth and Income Funds may invest in options on stocks and stock indices, while the Government Fund may invest in options on fixed income securities and fixed income securities indices. OPTIONS WILL BE USED ONLY FOR HEDGING PURPOSES AND WILL NOT BE ENGAGED IN FOR SPECULATIVE PURPOSES. Currently, no Fund anticipates entering into options transactions to the extent that the aggregate value of portfolio securities subject to options or invested in options positions will exceed 5% of a Fund's net assets as of the time the Fund purchases or enters into such options.

For further information regarding a Fund's investment in options, see the Statement of Additional Information.

REPURCHASE AGREEMENTS--Agreements by which a Fund obtains securities from an established financial institution and simultaneously commits to return the securities to the seller at an agreed upon price and date. The agreed upon price of the securities reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying securities. The Custodian or its agent will hold the security as collateral for the repurchase agreement. Such collateral must be maintained at all times at a value at least equal to 102% of the purchase price. A Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from exercising its rights with respect to the underlying securities or if the Fund realizes a loss on the sale of the underlying securities. Roulston will enter into repurchase agreements on behalf of a Fund only with financial institutions, including banks and broker-dealers, deemed to be creditworthy and present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trustees. Repurchase agreements are considered loans by a Fund under the 1940 Act. All Funds are permitted to invest in repurchase agreements.

SECTION 4(2) SECURITIES--The Midwest Growth and the Growth and Income Funds may each invest in restricted, or Section 4(2), securities. These securities are issued by corporations without registration under the 1933 Act in reliance on an exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under Federal securities laws, and generally are sold to institutional investors who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale may also generally be made in an exempt transaction. Section 4(2) securities are normally resold, if at all, to other institutional investors through or with the assistance of the issuer or investment dealers who facilitate the resale of such
Section 4(2) securities, thus providing some liquidity.

Pursuant to procedures adopted by the Board of Trustees of the Trust, Roulston may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable. Rule 144A permits the Funds to purchase securities which have been privately placed and resell securities to certain qualified institutional buyers without restriction. For purposes of determining whether a Rule 144A security is readily saleable, and therefore liquid, Roulston must consider, among other things, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and
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

marketplace trades of such security. However, investing in Rule 144A securities, even if such securities are initially determined to be liquid, could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

U.S. GOVERNMENT SECURITIES--U.S. Government direct obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable only through the Federal Reserve's book entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPs"). All Funds are permitted to invest in U.S. Government direct obligations, including STRIPs. The Funds intend to invest in STRIPs that are only traded through the U.S. Government-sponsored program.

STRIPS are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have a similar maturity but pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are nonzero coupon securities with similar maturity and credit qualities.

U.S. Government agency securities are issued by certain federal agencies that have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States, guaranteed by the Treasury or supported by the issuing agency's right to borrow from the Treasury or supported only by the credit of the instrumentality. All Funds are permitted to invest in U.S. Government agency securities.

VARIABLE AMOUNT MASTER DEMAND NOTES--Variable amount master demand notes in which the Funds may invest are unsecured demand notes that permit the indebtedness thereunder to vary and that provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time within 30 days. While the notes are not typically rated by NRSROs, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. Roulston will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand. In the event that the period of time remaining until the principal amount can be recovered under a variable master demand note exceeds seven days, a Fund will treat such note as illiquid for purposes of its limitations on investments in illiquid securities.

VARIABLE AND FLOATING RATE INSTRUMENTS--Certain of the obligations purchased by the Funds may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period. The Funds intend to invest in variable and floating rate instruments whose market value upon reset of the interest rate will approximate par value because their interest rates will be tied to short-term rates. However, there is a risk that the current interest rate on such obligations may not accurately reflect existing market rates, and therefore that upon such interest rate reset, the instrument may decline in value. All Funds are permitted to invest in variable and floating rate instruments. A demand instrument with a demand notice exceeding seven days will be considered illiquid if there is no secondary market for such securities.

WARRANTS--These instruments give holders the right, but not the obligation, to buy shares of a company at a given price during a specified period. The Midwest Growth and Growth and Income Funds are permitted to invest in warrants.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS--These transactions involve the purchase of securities subject to settlement and delivery beyond the normal settlement date. The price and yield on these securities is fixed as of the purchase date, and no interest accrues to the Fund before settlement. These securities are therefore subject to market fluctuation due to changes in market interest rates, and, although the purchase of securities on a when-issued basis is not considered leveraging, it has the effect of leveraging a Fund's assets. Segregated accounts will be established with the Custodian, and a Fund will maintain in such account liquid assets in an amount at least equal in value to that Fund's commitments to purchase when-issued securities.

The purchase of securities on a when-issued or delayed-delivery basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the seller fails to complete the transaction and the Fund, as a result, misses a price or yield considered to be advantageous. Although each Fund will purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring securities for its portfolio, a Fund may dispose of a when-issued security prior to settlement if Roulston deems it appropriate to do so. No Fund's commitments to purchase when-issued or delayed-delivery securities will exceed 25% of the value of its total assets. All Funds may purchase securities on a when-issued basis or delayed-delivery for investment purposes only and not for leveraging purposes.

INVESTMENT COMPANY SECURITIES--Each Fund may also invest up to 10% of the value of its total assets in the securities of other investment companies subject to the limitations set forth in the 1940 Act. Each Fund intends to invest in the securities of other investment companies to the extent that Roulston believes that such investment will assist that Fund in meeting its investment objectives and in money market mutual funds for purposes of short-term cash management. A Fund's investment in such other investment companies will result in the duplication of fees and expenses, particularly investment advisory fees. For a further discussion of the limitations on the Funds' investments in other investment companies, see "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments--Securities of Other Investment Companies" in the Trust's Statement of Additional Information.

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